Note 13 - Retirement And Pension Plans (Details) - The following benefit payments, which reflect expected future service, as appropriate, are expected In Thousands, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)
The following benefit payments, which reflect expected future service, as appropriate, are expected [Abstract]
2014	$ 1,060	¥ 99,786
2015	1,205	113,460
2016	1,392	131,087
2017	1,764	166,104
2018	2,338	220,121
2019－2023	17,967	1,691,760
Total	$ 25,726	¥ 2,422,318